===================================================================================================================

                                                   UNITED STATES
                                        SECURITIES AND EXCHANGE COMMISSION
                                              Washington, D.C. 20549

                                                     FORM 8-K

                                                  CURRENT REPORT

                      Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

                       Date of Report (Date of earliest event reported): September 30, 2004

                                               EDISON INTERNATIONAL
                              (Exact name of registrant as specified in its charter)

                 CALIFORNIA                           001-9936                              95-4137452
        (State or other jurisdiction                 (Commission                         (I.R.S. Employer
              of incorporation)                     File Number)                        Identification No.)

                                             2244 Walnut Grove Avenue
                                                  (P.O. Box 800)
                                            Rosemead, California 91770
                           (Address of principal executive offices, including zip code)

                                                   626-302-2222luding area code)

===================================================================================================================
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[  ]  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[  ]  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[  ]  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[  ]  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

         This current report includes forward-looking statements.  These forward looking statements are based on current expectations and projections about future events based on knowledge of facts as of the date of this current report and assumptions about future events.  These forward-looking statements are subject to various risks and uncertainties that may be outside the control of Edison International and its subsidiaries.  Edison
International has no obligation to publicly update or revise any forward-looking statements, whether as a result of new information, future events, or otherwise.

                                 Section 1 - Registrant's Business and Operations

Item 1.01  Entry into a Material Definitive Agreement.

         Edison Mission Energy (EME),  a wholly owned indirect subsidiary of Edison International, completed the sale of the stock of its subsidiary Mission Energy Universal Holdings (Universal Holdings) pursuant to a
Purchase Agreement, dated July 20, 2004, between EME and Origin Energy New Zealand Limited. The Purchase
Agreement was entered into following a competitive bidding process.  The sale of Universal Holdings included the sale of EME's 51.2% ownership interest in Contact Energy Limited.  Contact Energy generates about 30% of New
Zealand's electricity and is one of the largest retailers of natural gas and electricity in New Zealand.
Consideration from the sale of Universal Holdings was approximately NZ$1.1 billion (approximately US$739 million)
in cash and NZ$535 million (approximately US$359 million) of assumed debt.  The cash proceeds from the sale, net of transaction costs and taxes, will be used to repay a portion of the $800 million secured loan at Mission
Energy Holdings International, Inc, another subsidiary of EME.  The sale of the shares of Universal Holdings occurred on September 30, 2004 in the United States and October 1, 2004 in New Zealand (which is sixteen hours ahead of Eastern Daylight Time).  EME and its wholly-owned subsidiary EME Investments II LLC, a Delaware limited liability company and the actual owner of the Universal Holdings shares which were sold to Origin Energy New
Zealand, maintain their respective books and records in the United States and, accordingly, will account for the transaction as a sale on September 30, 2004.

         The Purchase Agreement is incorporated by reference as Exhibit 1.1.

         On October 4, 2004, Edison International and EME issued a press release announcing that EME had completed the sale.  A copy of the press release is attached as Exhibit 99.1 and incorporated herein by reference.

                                   Section 9 - Financial Statements and Exhibits

Item 9.01  Financial Statements and Exhibits.

(c)      Exhibits

         See the Exhibit Index below.

                                                    SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                                          EDISON INTERNATIONAL
                                                              (Registrant)

                                                          /s/ KENNETH S. STEWART
                                                          -------------------------------------------------
                                                          KENNETH S. STEWART
                                                          Assistant General Counsel and Assistant Secretary

DATE:  October 4, 2004

                                                   EXHIBIT INDEX

Exhibit No.        Description

1.1                Purchase Agreement, dated July 20, 2004, between Edison Mission Energy and Origin
                   Energy New Zealand Limited.  (Incorporated by reference to Exhibit 2.1 to Edison
                   Mission Energy's Form 8-K, dated September 30, 2004, and filed on October 4, 2004.)

99.1               Press Release of Edison International and Edison Mission Energy, dated October 4,
                   2004.